                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K



                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)
                              October 10, 1996



                      PERPETUAL MIDWEST FINANCIAL, INC.
       ---------------------------------------------------------------
           (Exact name of Registrant as specified in its Charter)




   DELAWARE                     0-23368                         44-1415490
------------------------------------------------------------------------------
(State or other           (Commission File Number)             (IRS Employer
 jurisdiction of                                                Identification
 incorporation)                                                    Number)

700 FIRST AVENUE, N.E., CEDAR RAPIDS, IOWA                         52407
------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (319) 366-1851
------------------------------------------------------------------------------


                N/A
--------------------------------
(Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS


        Perpetual Midwest Financial, Inc. (the "Registrant") issued a press release dated October 10, 1996, attached hereto as Exhibit 28.1 announcing their earnings for the quarter ended September 30, 1996.




ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

             Exhibit 28.1 Press Release dated October 10, 1996.

                                 SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PERPETUAL MIDWEST FINANCIAL, INC.



Date:    10/17/96                               By: /s/ Rick L. Brown
      ------------------------                      ---------------------------
                                                Rick L. Brown
                                                Sr. Vice President


                                                              SEQUENTIALLY
EXHIBIT                                                         NUMBERED
NUMBER                        DESCRIPTION                         PAGE
-------                       ------------                    ------------
EX. 28.1         PRESS RELEASE DATED OCTOBER 10, 1996



